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                                                                   EXHIBIT 10.32


            THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON
           EXERCISE OF THIS WARRANT ARE SUBJECT TO THE RESTRICTIONS ON
             TRANSFER SET FORTH IN SECTIONS 4 AND 10 OF THIS WARRANT



Date of Issuance:  March 26, 1996                      Number of Shares: 100,000
                                                         (subject to adjustment)



                       American Superconductor Corporation
                       -----------------------------------

                          Common Stock Purchase Warrant
                          -----------------------------

                           (Void after March 26, 2006)


     American Superconductor Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that Electric Power Research Institute ("EPRI"), or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time on or after the date of issuance and on or before March 26, 2006 at not later than 5:00 p.m. (Boston, Massachusetts time) (the "Expiration Time"), 100,000 shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of $14.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

     1. EXERCISE.

          (a) Subject to the terms set forth below and subject to any revisions described therein, this Warrant shall be exercisable for 100,000 shares of Common Stock of the Company as follows:

               (i) On the date one year after the date of issuance of this Warrant and at any time thereafter until the Expiration Time, this Warrant shall be exercisable for 12,500 shares of Common Stock of the Company (the "First Year Warrant Shares").


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               (ii) In addition to the First Year Warrant Shares, on the date two years after the date of issuance of this Warrant and at any time thereafter until the Expiration Time, this Warrant shall be exercisable for an additional 25,000 shares of Common Stock of the Company (the "Second Year Warrant Shares").

               (iii) In addition to the First Year Warrant Shares and Second Year Warrant Shares, on the date three years after the date of issuance of this Warrant and at any time thereafter until the Expiration Time, this Warrant shall be exercisable for an additional 25,000 shares of Common Stock of the Company (the "Third Year Warrant Shares"); provided however, that in the event that the aggregate amount contributed by EPRI (the "EPRI Contribution") in the form of direct costs pursuant to Section 2 of the Research and Development Agreement dated as of the date of this Warrant between the Company and EPRI (the "Agreement") during the first two contract years under the Agreement is less than $2.0 million, then the number of Third Year Warrant Shares (and, if necessary, the number of Fourth or Fifth Year Warrant Shares, as defined below) shall be reduced by the number obtained by dividing (x) the excess of $2.0 million over the EPRI Contribution by (y) the number 20, it being agreed that the exercisability of this Warrant is not contingent upon amounts contributed by EPRI in excess of the $2.0 million to be contributed during the first two contract years under the Agreement.

               (iv) In addition to the First Year Warrant Shares, Second Year Warrant Shares and Third Year Warrant Shares, on the date four years after the date of issuance of this Warrant and at any time thereafter until the Expiration Time, this Warrant shall be exercisable for an additional 25,000 shares of Common Stock of the Company (the "Fourth Year Warrant Shares").

               (v) In addition to the First Year Warrant Shares, Second Year Warrant Shares, Third Year Warrant Shares and Fourth Year Warrant Shares, on the date five years after the date of issuance of this Warrant, and at any time thereafter until the Expiration Time, this Warrant shall be exercisable for an additional 12,500 shares of Common Stock of the Company (the "Fifth Year Warrant Shares").

               (vi) Notwithstanding anything to the contrary contained in subsections 1(a)(i) through 1(a)(v) above, in the event that any person or entity acquires ownership of capital stock of the Company representing a majority of the total outstanding voting power, whether by merger, acquisition or otherwise, or in the event of a sale of all or substantially all


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of the assets of the Company, this Warrant shall be exercisable, immediately upon such an event and at any time thereafter until the Expiration Time, for 100,000 shares of Common Stock of the Company (less any shares previously purchased upon exercise of this Warrant) or for such securities for which this Warrant may become exercisable pursuant to subsection 2(b) below.

          (b) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (c) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by cancelling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise, as determined pursuant to subsection 1(d) below (the "Exercise Date") over the Purchase Price per share. If the Registered Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares by (y) a fraction, the numerator of which shall be the Purchase Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date. The Fair Market Value per share of Common Stock shall be determined as follows:

               (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market, the Nasdaq Small-Cap Market, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date; or, if no such price is reported on such date, such price on the next preceding trading day (provided that if no such price is reported

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on the next preceding trading day, the Fair Market Value per share of Common
Stock shall be determined pursuant to clause (ii)).

               (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market, the Nasdaq Small-Cap Market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 15 days of a request by the Registered Holder that it do so, and (C) the exercise of this Warrant pursuant to this subsection 1(c) shall be delayed until such determination is made.

          (d) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(b) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(e) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (e) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:


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               (i) a certificate or certificates for the number of full Warrant
Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(c) above.

     2. ADJUSTMENTS.

          (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the distribution date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the distribution date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then (in addition to any rights to which the Registered Holder may be entitled under subsection 1(a)(vi) above), as part of any such



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reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this
Section 2 (including provisions with respect to adjustment of the Purchase
Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          (c) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or (b) above.

     3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(c) above.

     4. REQUIREMENTS FOR TRANSFER.

          (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is, and the issuance by the Company of shares of Common Stock upon exercise thereof will be, exempt from the registration requirements of the Act.

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          (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

     5. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     6. NOTICES OF RECORD DATE, ETC. in case:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such


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case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

          7. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

          8. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          9. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.


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


     10. TRANSFERS, ETC.

          (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole, upon surrender of this Warrant with a properly executed assignment (in the form of EXHIBIT II hereto) at the principal office of the Company; provided that no such transfer may be made unless such transfer is made to an affiliate of EPRI (including without limitation any for-profit or non-profit corporation or other entity in which EPRI holds, directly or indirectly, a controlling interest).

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     11. REPRESENTATIONS OF THE REGISTERED HOLDER. The Registered Holder of this Warrant represents and warrants to the Company as follows:

          (a) INVESTMENT. The Registered Holder is acquiring this Warrant and the Warrant Shares issuable upon the exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, except as otherwise may be permitted under applicable securities laws.

          (b) AUTHORITY. The Registered Holder has full power and authority to enter into and to perform this Warrant in accordance with its terms. The Registered Holder has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

          (c) EXPERIENCE. The Registered Holder has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the



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Registered Holder the opportunity to ask questions and receive answers concerning the terms and conditions of the this Warrant and the Warrant Shares and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided by the Company to the Registered Holder; and the Registered Holder has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company; the Registered Holder's overall commitment to investments which are not readily marketable is not disproportionate to his or its net worth and the Registered Holder's investment in this Warrant and the Warrant Shares issuable upon exercise of this Warrant will not cause such overall commitment to become excessive.

          (d) ACCREDITED INVESTOR. The Registered Holder is an Accredited Investor within the definition set forth in Rule 501(a) promulgated under the Securities Act.

     12. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     13. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     14. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.


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     15. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     16. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                           AMERICAN SUPERCONDUCTOR CORPORATION



                                           By: /s/ Ramesh Ratan
                                              --------------------------------

[Corporate Seal]                           Title: Exec. V.P.
                                                 -----------------------------

AGREED AND ACCEPTED:


ELECTRIC POWER RESEARCH INSTITUTE


By: /s/ Kurt Yeager
   --------------------------------

Title:
      -----------------------------




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
                                                                       EXHIBIT I
                                                                       ---------

                                  PURCHASE FORM
                                  -------------

To:_________________                                        Dated:______________


     The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):


     / /   $_________ in lawful money of the United States, and/or

     / / the cancellation of such portion of the attached Warrant as is exercisable for a total of ______ Warrant Shares (using a Fair Market Value of $_______ per share for purposes of this calculation).




                                            Signature:
                                                      --------------------------

                                            Address:
                                                    ----------------------------


                                                    ----------------------------


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                                                                      EXHIBIT II
                                                                      ----------

                                 ASSIGNMENT FORM
                                 ---------------


     FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                    Address                      No. of Shares
----------------                    -------                      -------------


Dated:                                      Signature:
      --------------                                  -------------------------

Dated:                                      Witness:
      --------------                                ---------------------------